UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
 _______________
Date of Report: May 6, 2022
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
14201 Dallas Parkway
Dallas, TX 75254
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	NYSE
6.875% Senior Notes due 2031	THC31	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The 2022 Annual Meeting of Shareholders of Tenet Healthcare Corporation (the “Company”) was held on May 6, 2022. Below are the final voting results from the meeting.

1.    The Company’s shareholders elected the following nominees to serve on the Company’s Board of Directors, each to serve until the next annual meeting of shareholders or until his or her successor is duly elected or qualified, whichever is later, or until the director’s earlier resignation or removal:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Ronald A. Rittenmeyer	86,706,445	1,288,932	47,943	6,803,958
J. Robert Kerrey	85,492,681	2,503,766	46,873	6,803,958
James L. Bierman	86,145,447	1,850,863	47,010	6,803,958
Richard W. Fisher	87,315,477	679,897	47,946	6,803,958
Meghan M. FitzGerald	86,411,402	1,590,382	41,536	6,803,958
Cecil D. Haney	86,575,789	1,421,227	46,304	6,803,958
Christopher S. Lynch	87,317,502	678,600	47,218	6,803,958
Richard J. Mark	87,318,842	677,309	47,169	6,803,958
Tammy Romo	87,293,370	708,767	41,183	6,803,958
Saumya Sutaria	87,925,812	79,060	38,448	6,803,958
Nadja Y. West	86,580,713	1,417,636	44,971	6,803,958

2.    The Company’s shareholders approved, on an advisory basis, the Company’s executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
85,140,056	2,843,356	59,908	6,803,958

3.    The Company’s shareholders approved the First Amendment to the Tenet Healthcare 2019 Stock Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
85,632,550	2,347,730	63,040	6,803,958

4    The Company’s shareholders approved the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2022:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
93,860,868	910,170	76,240	-0-

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: May 9, 2022	By:	/s/ THOMAS ARNST
Name: Thomas Arnst
Title: Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary